SUMMARY PROSPECTUS

FEBRUARY 1, 2010

TIAA-CREF LIFECYCLE 2030 FUND
of the TIAA-CREF Funds

Class Ticker: Institutional TCRIX Retirement TCLNX Premier TCHPX

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at www.tiaa-cref.org/lc_pro. You can also get this information at no cost by calling 800 223-1200 or by sending an e-mail request to disclosure@tiaa-cref.org. The Fund’s prospectus and Statement of Additional Information (“SAI”), each dated February 1, 2010, and the audited financial statements on pages 42-86 of the Fund’s shareholder report dated September 30, 2009 are incorporated into this Summary Prospectus by reference and may be obtained free of charge at the website, phone number or e-mail address noted above.

INVESTMENT OBJECTIVE

          The Lifecycle 2030 Fund seeks high total return over time through a combination of capital appreciation and income.

FEES AND EXPENSES

          This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (deducted directly from gross amount of transaction)

	Retirement Class	Premier Class	Institutional Class

Maximum Sales Charge Imposed on Purchases
(percentage of offering price)	0%	0%	0%

Maximum Deferred Sales Charge	0%	0%	0%

Maximum Sales Charge Imposed on Reinvested
Dividends and Other Distributions	0%	0%	0%

Redemption or Exchange Fee	0%	0%	0%

Maximum Account Fee	0%	0%	0%

TIAA-CREF Lifecycle 2030 Fund ▪ Summary Prospectus	1

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

	Retirement Class	Premier Class	Institutional Class

Management Fees	0.10%	0.10%	0.10%

Distribution (Rule 12b-1) Fees[1]	0.05%	0.15%	—

Other Expenses[2]	0.37%	0.15%	0.12%

Acquired Fund Fees and Expenses[3]	0.46%	0.46%	0.46%

Total Annual Fund Operating Expenses	0.98%	0.86%	0.68%

Waivers and Expense Reimbursements[4]	0.27%	0.25%	0.22%

Net Annual Fund Operating Expenses	0.71%	0.61%	0.46%

[1]	TPIS has contractually agreed not to seek payment of the 12b-1 fee under the Retirement Plan through January 31, 2011. This agreement may not be continued after that date.

[2]	For the Premier Class, Other Expenses are estimates for the current fiscal year due to the recent commencement of operations of the share class.

[3]

“Acquired Fund Fees and Expenses” are the Fund’s proportionate amount of the expenses of the underlying funds in which the Fund invests. These expenses are not paid directly by Fund shareholders. Instead, Fund shareholders bear these expenses indirectly because the expenses reduce the performance of the underlying funds in which the Fund invests.

[4]

Advisors has contractually agreed to reimburse the Funds for any Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses and extraordinary expenses) that exceed (i) 0.25% of average daily net assets for Retirement Class shares; (ii) 0.15% of average daily net assets for Premier Class shares; and (iii) 0.00% of average daily net assets for Institutional Class shares of the Funds. These expense reimbursement arrangements will continue through at least January 31, 2011 unless changed with approval of the Board of Trustees.

          Example

          This example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses, before expense reimbursements, remain the same. The example assumes that the Fund’s fee waiver agreement and expense reimbursement agreement will remain in place until January 31, 2011 but that there will be no waiver or expense reimbursement agreement in effect thereafter. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Retirement Class	Premier Class	Institutional Class

1 Year	$73	$62	$47

3 Years	$285	$249	$195

5 Years	$515	$452	$357

10 Years	$1,177	$1,038	$826

2	Summary Prospectus ▪ TIAA-CREF Lifecycle 2030 Fund

PORTFOLIO TURNOVER

          The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 18% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

          The Fund is a “fund of funds” that invests in Institutional Class shares of other funds of the TIAA-CREF Funds and potentially in other investment pools or investment products (collectively, the “Underlying Funds”). In general, the Fund is designed for investors who have a specific target retirement year in mind, and the Fund’s investments are adjusted from more aggressive to more conservative over time as a target retirement year approaches and for approximately seven to ten years afterwards. The Fund invests in Underlying Funds according to an asset allocation strategy designed for investors planning to retire in or within a few years of 2030.

          The Fund expects to allocate approximately 82.0% of its assets to equity Underlying Funds and 18.0% of its assets to fixed-income Underlying Funds. These allocations represent targets for equity and fixed-income asset classes. Target allocations will change over time and actual allocations may vary up to 10% from the targets. The target allocations along the investment glidepath, illustrated in the chart below, for the Fund will gradually become more conservative, moving to target allocations of approximately 50% equity/50% fixed-income in its target retirement year of 2030 and reaching its final target allocation of approximately 40% equity/60% fixed-income at some point from 2037 to 2040. Within the equity and fixed-income asset classes, the Fund allocates its investments to particular market sectors (U.S. equity, international equity, fixed income, short-term fixed income and inflation-protected assets) represented by various Underlying Funds. These market sector allocations may vary by up to 10% from the Fund’s target allocations to such market sectors. The Fund’s market sector target allocations, which will change over time, are approximately as follows: U.S. Equity: 61.5%; International Equity: 20.5%; Fixed Income: 18.0%; Short-Term Fixed Income: 0.0%; and Inflation-Protected Assets: 0.0%. Investors should note that the allocations above in this paragraph are as of June 30 of the current year.

          The Fund’s current target allocations to Underlying Funds include the TIAA-CREF Growth & Income Fund, Large-Cap Growth Fund, Large-Cap Value Fund, Mid-Cap Growth Fund, Mid-Cap Value Fund, Small-Cap Equity Fund, Enhanced Large-Cap Growth Index Fund, Enhanced Large-Cap Value Index Fund, International Equity Fund, Enhanced International Equity Index Fund, Bond

TIAA-CREF Lifecycle 2030 Fund ▪ Summary Prospectus	3

Fund, Bond Plus Fund, Inflation-Linked Bond Fund, High-Yield Fund, Short-Term Bond Fund and Money Market Fund. Additional or replacement Underlying Funds for each market sector may be included, as well as additional or replacement market sectors, when making future allocations if Advisors believes that such Underlying Funds and/or market sectors are appropriate in light of the Fund’s desired levels of risk and potential return at the particular time. The Fund’s portfolio management team may also add a new market sector if it believes that will help the Fund’s investment objective. The relative allocations among Underlying Funds within a market sector may be changed at any time without notice to shareholders. If 10% or more of a Fund’s assets are expected to be invested in any Underlying Fund or market sectors not listed above, shareholders will receive prior notice of such change.

          The following chart shows how the investment glidepath for the Fund is expected to gradually move the Fund’s target allocations over time between the equity and fixed-income asset classes. The actual asset allocations of the Fund may differ from this chart. The Fund seeks to achieve its final target allocation seven to ten years following the target date.

          The Fund is designed to accommodate investors who invest in a fund up to their target retirement date. In addition, investors should note that the Fund will continue to have a significant level of equity exposure up to, through and after its target retirement date, and this exposure could cause significant fluctuations in the value of the Fund depending on the performance of the equity markets generally.

          Approximately seven to ten years after the Fund enters its target retirement year, the Board of Trustees may authorize the merger of the Fund into the Lifecycle Retirement Income Fund or other similar fund. Fund shareholders will receive prior notice of any such merger. The Lifecycle Retirement Income Fund is designed to maintain a stable conservative allocation among the Underlying Funds that may be appropriate for shareholders already in or entering retirement. More detailed information about the Lifecycle Retirement Income Fund is contained in the prospectus.

4	Summary Prospectus ▪ TIAA-CREF Lifecycle 2030 Fund

PRINCIPAL INVESTMENT RISKS

          You could lose money over short or long periods by investing in this Fund. Accordingly, an investment in the Fund, or the Fund’s portfolio securities, typically is subject to the following principal investment risks:

•

Asset Allocation Risk—The risk that the Fund may not achieve its target allocations. In addition, there is the risk that the asset allocations may not achieve the desired risk-return characteristic or that the selection of Underlying Funds and the allocations among them will result in the Fund underperforming other similar funds or cause an investor to lose money.

•

Equity Securities Risk—A portion of the assets of the Fund is allocated to Underlying Funds investing primarily in equity securities. Therefore, the value of the Fund may increase or decrease as a result of its indirect interest in equity securities.

•

Market Risk—The risk that market prices of securities held by the Underlying Fund may fall rapidly or unpredictably due to a variety of factors, including changing economic, political or market conditions.

•

Company Risk (often called Financial Risk)—The risk that the issuer’s earnings prospects and overall financial position will deteriorate, causing a decline in the value of the security over short or extended periods of time.

•

Foreign Investment Risk—Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, currency, market or economic developments and can result in greater price volatility and perform differently from securities of U.S. issuers. This risk may be heightened in emerging or developing markets.

•

Style Risk—The risk that use of a particular investing style (such as growth or value investing) may fall out of favor in the marketplace for various periods of time and result in underperformance relative to the broader market sector or significant declines in the value of the Underlying Funds’ portfolio securities.

•

Large-Cap Risk—The risk that large-capitalization companies are more mature and may grow more slowly than the economy as a whole and tend to go in and out of favor based on market and economic conditions.

•

Mid-Cap Risk—The risk that the stocks of mid-capitalization companies often have greater price volatility, lower trading volume, and less liquidity than the stocks of larger, more established companies.

•

Small-Cap Risk—The risk that the stocks of small-capitalization companies often experience greater price volatility than large- or mid-sized companies because small-cap companies are often newer or less established than larger companies and are likely to have more limited

TIAA-CREF Lifecycle 2030 Fund ▪ Summary Prospectus	5

resources, products and markets. Securities of small-cap companies are often less liquid than securities of larger companies as a result of there being a smaller market for their securities.

•

Fixed-Income Securities Risk—A portion of the assets of the Fund is allocated to Underlying Funds investing primarily in fixed-income securities. Therefore, the value of the Fund may increase or decrease as a result of its indirect interest in fixed-income securities.

	•	Interest Rate Risk (a type of Market Risk)—The risk that increases in interest rates can cause the prices of fixed-income securities to decline.

	•	Income Volatility Risk—The risk that the level of current income from a portfolio of fixed-income securities declines in certain interest rate environments.

	•	Credit Risk (a type of Company Risk)—The risk that the issuer of bonds may not be able to meet interest or principal payments when the bonds become due.

•

Market Volatility, Liquidity and Valuation Risk (types of Market Risk)—The risk that volatile or dramatic reductions in trading activity make it difficult for the Underlying Fund to properly value the portfolio securities in which it invests and that the Underlying Fund may not be able to purchase or sell a security at an attractive price, if at all.

	•	Call Risk—The risk that, during periods of falling interest rates, an issuer may call (or repay) a fixed-income security prior to maturity, resulting in a decline in the Underlying Fund’s income.

•

Prepayment Risk—The risk that during periods of falling interest rates, borrowers pay off their mortgage loans sooner than expected, forcing the Underlying Fund to reinvest the unanticipated proceeds at lower interest rates and resulting in a decline in income.

•

Extension Risk—The risk that during periods of rising interest rates, borrowers pay off their mortgage loans later than expected, preventing an Underlying Fund from reinvesting principal proceeds at higher interest rates and resulting in less income than potentially available.

•

Special Risks for Inflation-Indexed Bonds—The risk that interest payments on, or market values of, inflation-indexed bonds decline because of a decline in inflation (or deflation) or changes in investors’ inflation expectations.

•	Index Risk—The risk that the Underlying Fund’s performance will not correspond to its benchmark index for any period of time and may underperform such index or the overall stock market.

•	Enhanced Index Risk—As an enhanced index fund, certain Underlying Funds may also underperform their benchmark indices due to differences between the Underlying Fund and the benchmark index.

6	Summary Prospectus ▪ TIAA-CREF Lifecycle 2030 Fund

•

Active Management Risk—The risk that poor securities selection by the Fund or an Underlying Fund’s investment adviser could cause the Fund or an Underlying Fund to underperform its benchmark index or mutual funds with similar investment objectives.

•

Quantitative Analysis Risk—The risk that stocks selected by the Fund or the Underlying Fund’s investment adviser using quantitative modeling and analysis could perform differently from the market as a whole.

•

Derivatives Risk—The risks associated with investing in derivatives may be different and greater than the risks associated with directly investing in the underlying securities and other instruments. The Underlying Funds may use futures and options, and the Underlying Funds may also use more complex derivatives such as swaps that might present liquidity, credit and counterparty risk.

          There can be no assurances that the Fund or an Underlying Fund will achieve its investment objective. You should not consider the Fund to be a complete investment program. Please see page 113 of the prospectus for detailed information about the risks described above.

PAST PERFORMANCE

          The following chart and table help illustrate some of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. The bar chart shows the annual total returns of the Retirement Class of the Fund, before taxes, in each full calendar year since inception of the class. Because the expenses vary across share classes, the performance of the Retirement Class will vary from the other share classes. Below the bar chart are the best and worst returns for a calendar quarter since inception of the Retirement Class. The performance table following the bar chart shows the Fund’s average annual total returns for the Retirement and Institutional Classes over the one-year, five-year (as applicable) and since-inception periods ended December 31, 2009, and how those returns compare to those of broad-based securities market indices and a composite index based on the Fund’s target allocations. The Premier Class of the Fund does not have a full calendar year of performance and is not included in the table. After-tax performance is shown only for the Retirement Class shares, and after-tax returns for the other Classes of shares will vary from the after-tax returns presented for Retirement Class shares.

          The returns shown below reflect previous agreements by the Fund’s investment adviser to waive or reimburse the Fund and certain Underlying Funds for certain fees and expenses. Without these waivers and reimbursements, the returns of the Fund would have been lower. Past performance of the Fund (before and after taxes) is not necessarily an indication of how it will perform in the future. The benchmark indices listed below are unmanaged, and you cannot invest directly in an index. The returns for the indices reflect no deduction for fees, expenses or taxes. Market indices representing the market sectors in the equity and fixed-income asset classes

TIAA-CREF Lifecycle 2030 Fund ▪ Summary Prospectus	7

described above are used to formulate a composite benchmark index for the Fund (the Composite Index), based on the Fund’s target allocations among the market sectors. For performance during periods up to February 1, 2010, the Composite Index has four market sector index components: U.S. Equity, International Equity, Fixed Income (which includes Inflation-Protected Assets) and Short Term Income. The performance of the Composite Index shown in the table below reflects these four market sector indexes. For performance during periods commencing February 1, 2010, the Composite Index will add an Inflation-Protected Assets index as a separate fifth market sector index component. For current performance information of each share class, including performance to the most recent month-end, please visit www.tiaa-cref.org.

ANNUAL TOTAL RETURNS FOR THE RETIREMENT CLASS SHARES (%)

Lifecycle 2030 Fund

Best quarter: 16.62%, for the quarter ended June 30, 2009. Worst quarter: -19.05%, for the quarter ended December 31, 2008.

AVERAGE ANNUAL TOTAL RETURNS

For the Periods Ended December 31, 2009

Lifecycle 2030 Fund	One Year	Five Years	Since Inception

Retirement Class (Inception: October 15, 2004)

Return Before Taxes	26.70%	0.61%	2.27%

Return After Taxes on Distributions	26.29%	-0.01%	1.49%

Return After Taxes on Distributions and Sale of Fund Shares	17.60%	0.28%	1.62%

Russell 3000® Index	28.34%	0.76%	2.72%

Lifecycle 2030 Fund Composite Index	25.30%	1.22%	2.70%

Institutional Class (Inception: January 17, 2007)

Return Before Taxes	27.01%	0.75%*	2.41%*

Current performance of the Fund’s shares may be higher or lower than that shown above.

*

The performance shown for the Institutional Class that is prior to its inception date is based on performance of the Fund’s Retirement Class. The performance for these periods has not been restated to reflect the lower expenses of the Institutional Class.

8	Summary Prospectus ▪ TIAA-CREF Lifecycle 2030 Fund

After-tax returns are calculated using the historical highest individual federal marginal income tax-rates in effect during the periods shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(a), 401(k) or 403(b) plans or Individual Retirement Accounts (IRAs).

PORTFOLIO MANAGEMENT

          Investment Adviser. The Fund’s investment adviser is Teachers Advisors, Inc.

          Portfolio Managers. The following persons jointly manage the Fund on a day-to-day basis:

Name:	Hans Erickson, CFA	John Cunniff, CFA	Pablo Mitchell

Title:	Managing Director	Managing Director	Director

Experience on Fund:	since 2006	since 2006	since 2006

PURCHASE AND SALE OF FUND SHARES

          Retirement Class and Premier Class shares are generally available for purchase through employee benefit plans or other types of savings plans or accounts. Institutional Class shares are available for purchase directly from the Fund by certain eligible investors or through financial intermediaries.

•	There is no minimum initial or subsequent investment for Retirement Class shares. Retirement Class shares are primarily offered through employer-sponsored employee benefit plans.

•

There is a $100 million aggregate plan size and $1 million initial minimum plan-level investment requirement for Premier Class shares. Premier Class shares are offered through certain financial intermediaries and employer-sponsored employee benefit plans.

•

The minimum initial investment is $2 million and the minimum subsequent investment is $1,000 for Institutional Class shares, unless an investor purchases shares by or through financial intermediaries that have entered into an appropriate agreement with the Fund or its affiliates.

          Redeeming Shares. You can redeem (sell) your shares of the Fund at any time. If your shares are held through a third party, please contact that person for applicable redemption requirements. If your shares are held directly with the Fund, contact the Fund directly in writing or by telephone.

          Exchanging Shares. You can exchange shares of the Fund for the same class of shares of any other funds offered by the TIAA-CREF Funds at any time, subject to the limitations described in the Market Timing/Excessive Trading Policy at page 169 of the prospectus or any limitations imposed by a third party when shares are held through a third party.

TIAA-CREF Lifecycle 2030 Fund ▪ Summary Prospectus	9

TAX INFORMATION

          The Fund intends to make distributions to shareholders that may be taxed as ordinary income or capital gains. Distributions made to tax-exempt shareholders or shareholders who hold Fund shares in a tax-deferred account are generally not subject to income tax in the current year.

PAYMENTS TO BROKER-DEALERS AND OTHER
FINANCIAL INTERMEDIARY COMPENSATION

          If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

10	Summary Prospectus ▪ TIAA-CREF Lifecycle 2030 Fund

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